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TRANSAMERICA FUNDS

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TRANSAMERICA EVERGREEN HEALTH CARE
INFORMATION STATEMENT
ADDITIONAL INFORMATION

TRANSAMERICA EVERGREEN HEALTH CARE
TRANSAMERICA EVERGREEN INTERNATIONAL SMALL CAP
each a series of Transamerica Funds
570 Carillon Parkway
St. Petersburg, Florida 33716
Telephone: 1-888-233-4339
INFORMATION STATEMENT
This Information Statement is being provided to investors in the Transamerica Evergreen Health Care and/or Transamerica Evergreen International Small Cap (each a “Fund”; collectively, the “Funds”) by the Funds’ Board of Trustees (the “Board”) in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) to Transamerica Asset Management, Inc., the Funds’ investment adviser (“TAM” or the “Adviser”), on August 5, 1998. The exemptive order permits the Board, including a majority of Trustees who are not interested persons of the Funds, TAM or the sub-advisers (the “Independent Trustees”), as defined in the Investment Company Act of 1940 (the “1940 Act”), to approve new sub-advisers and new subadvisory agreements (with non-affiliated entities) without obtaining investor approval. Pursuant to the exemptive order, however, the Funds have agreed to provide certain information about new sub-advisers and new subadvisory agreements to its investors. Accordingly, investors are not being asked to vote on the new subadvisory agreement with the sub-adviser, but are encouraged to review this Information Statement.
Evergreen Investment Management Company, LLC (“Evergreen” or the “Sub-Adviser”) will pay for the costs associated with preparing and distributing this Information Statement to investors in the Funds.
We Are Not Asking You For a Proxy, and You Are Requested Not to Send Us a Proxy.
The Funds are each a series of Transamerica Funds (the “Trust”), which is a registered investment company organized as a Delaware statutory trust under an Amended and Restated Declaration of Trust dated as of November 1, 2007. Transamerica Evergreen Health Care, Class A and Class B commenced operations on March 1, 2002, Class C commenced operations on November 11, 2002 and Class I commenced operations on November 8, 2004. Evergreen International Small Cap Class I commenced operations on November 8, 2004. The Funds’ mailing address is 570 Carillon Parkway, St. Petersburg, Florida 33716.
The annual reports for the Funds for the period ended October 31, 2008, and the semi-annual report for the Funds for the period ended April 30, 2008, have been sent to investors. Both reports are available upon request without charge by contacting TAM, 570 Carillon Parkway, St. Petersburg, Florida 33716, or by calling toll-free 1-888-233-4339.
This Information Statement is being mailed on or about January 20, 2009.
Background
TAM, a Florida corporation, 570 Carillon Parkway, St. Petersburg, Florida 33716, manages the assets of Transamerica Evergreen Health Care pursuant to an investment advisory agreement dated as of March 1, 2002, as amended (the “Health Care Advisory Agreement), and Transamerica Evergreen International Small Cap pursuant to an investment advisory agreement dated as of June 15, 2004, as amended (the “International Small Cap Advisory Agreement”) (together, the Advisory Agreements”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding

Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.
The Advisory Agreements were last approved by the Board, including a majority of the Independent Trustees, on May 15, 2008 and will continue in effect until June 30, 2009. More information about the Advisory Agreement appears below under the caption “Existing Advisory Agreements.”
Subject to the terms of the Advisory Agreements, the Adviser (i) is responsible for the management of the Funds, (ii) selects and employs, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Funds consistent with the guidelines and directions set by the Adviser and the Board, and (iii) reviews the sub-advisers’ continued performance. The Adviser may terminate the services of any sub-adviser at any time.
On October 3, 2008, Wachovia Corporation (“Wachovia”), the parent company of Evergreen, and Wells Fargo & Company (“Wells Fargo”) announced that Wells Fargo had agreed to purchase Wachovia, including all of Wachovia’s banking and other businesses, in a stock-for-stock merger transaction. On October 20, 2008, in connection with the planned merger, Wachovia issued preferred shares to Wells Fargo representing 39.9% of the outstanding voting interest in Wachovia. The merger was completed on December 31, 2008. The issuance of the preferred shares and the merger transaction overall may be deemed to be a change of control of Evergreen and therefore an assignment and automatic termination of the subadvisory agreement with Evergreen (the “Prior Subadvisory Agreement”). On October 21, 2008, the Board approved a new subadvisory agreement to be effective upon the completion of the transaction.
With the completion of the merger with Wachovia, Wells Fargo is a diversified financial services company providing banking, insurance, investments, mortgage banking and consumer finance through 11,000 stores and the internet across North America and internationally. Wells Fargo is located at 420 Montgomery Street, San Francisco, California 94104.
This Information Statement describes Evergreen and its subadvisory agreements relating to the Funds (the “Evergreen Subadvisory Agreements”).
No officer or Trustee of the Funds is a director, officer or employee of Evergreen. No officer or Trustee of the Funds, through the ownership of securities or otherwise, has any other material direct or indirect interest in Evergreen or any other person controlling, controlled by or under common control with Wells Fargo. Since January 1, 2007, none of the Trustees of the Funds has had any material interest, or direct or indirect, in any material transactions, or in any material proposed transactions, to which Evergreen or any of its affiliates was or is to be party.
Existing Advisory Agreements
As noted above, the Adviser manages the assets of the Funds pursuant to the Advisory Agreements. The Health Care Advisory Agreement and the International Small Cap Advisory Agreement were last approved by the Board, including a majority of the Independent Trustees, on May 15, 2008, and continues in effect from year to year, subject to approval annually in accordance with the 1940 Act. The Advisory Agreements may be terminated at any time without the payment of any penalty by the Board or by the vote of a “majority of the outstanding voting securities” of the Funds on 60 days’ advance written notice to the Adviser. TAM may terminate the Advisory Agreements as to the Funds at any time, without payment of any penalty, on 60 days’ written notice to the Funds. The Advisory Agreements will terminate automatically in the event of their “assignment,” as defined in the 1940 Act.
Under the terms of the Advisory Agreements, the Adviser formulates and provides an investment program for the Funds on a continuous basis, subject to the provisions of the 1940 Act and the Internal Revenue Code of 1986 and to the investment objectives, policies, procedures and restrictions contained in the Funds’ then current Registration Statement under the 1940 Act. The Adviser also provides the Board with performance and other information, along with such other reports and data as are requested by the Board from time to time.
The Adviser also provides administrative services pursuant to the Advisory Agreements. The administrative services that the Adviser may provide include making available executive and management personnel to supervise the performance of administrative, record-keeping, shareholder relations, regulatory reporting and compliance services, and the services of the Funds’ custodian and transfer agent. The Adviser also assists in the preparation of reports to shareholders, as required by the Trust.
The Advisory Agreements state that the Adviser may not execute purchase and sale orders with itself or affiliates, except as permitted by law and in accordance with such policies and procedures adopted by the Board. Under the Advisory Agreements, the Adviser shall, at the request of the Board, exercise voting rights pertaining to the securities held in the Funds.
The Advisory Agreements also provide that the Adviser may engage in any other business and provide any type of service, including investment advisory services, to any other person.
A description of the investment advisory fees paid by the Funds to the Adviser appears below under the caption “TAM Advisory Fees.”
Investors should refer to Exhibit A and Exhibit B attached hereto for the complete terms of the Advisory Agreements. The description of the Advisory Agreements set forth herein is qualified in its entirety by the provisions of each Advisory Agreement as set forth in Exhibit A and Exhibit B.
Comparison of the Subadvisory Agreements
The Prior Subadvisory Agreements and the Evergreen Subadvisory Agreement are substantially similar, except that they have the following differences: (i) effective and termination dates; and (ii) certain services to be performed by the Sub-Adviser, including providing such information as the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. Shareholders should refer to Exhibit C attached hereto for the complete terms of the Evergreen Subadvisory Agreement.
The new subadvisory agreement with Evergreen was approved by the Board on October 21, 2008 and was effective as of December 30, 2008.
TAM Advisory Fees
Under the Health Care Advisory Agreement, Transamerica Evergreen Health Care pays the Adviser an advisory fee at the annual rate of 0.87% for the first $100 million; 0.85% over $100 million up to $250 million and 0.80% over $250 million of the Fund’s average daily net assets. The net assets are equal to the market value of the Fund. Fees are accrued daily and paid by the Fund monthly.

Under the International Small Cap Advisory Agreement, Transamerica Evergreen International Small Cap pays the Adviser an advisory fee at the annual rate of 1.07% for the first $250 million and 1.00% over $250 million of the Fund’s average daily net assets. The net assets are equal to the market value of the Fund. Fees are accrued daily and paid by the Fund monthly.
For Transamerica Evergreen Health Care, the fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the period from January 1, 2008 to December 31, 2008 were $2,212,211.42 after waivers and reimbursements.
As of October 31, 2008, Transamerica Evergreen Health Care had net assets of $166,482,564.21.
For Transamerica Evergreen International Small Cap, the fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the period from January 1, 2008 to December 31, 2008 were $4,814,434.02 after waivers and reimbursements.
As of October 31, 2008, Transamerica Evergreen International Small Cap had net assets of $316,738,863.12.
Evergreen Subadvisory Fee
Under the Evergreen Subadvisory Agreement, as under the Prior Subadvisory Agreement, the Adviser (not the Funds) pays Evergreen for its services on the basis of the following annual fee schedule:
Transamerica Evergreen Health Care Fee Schedule
0.42% of the first $100 million of average daily net assets;
0.40% over $100 million up to $250 million; and
0.35% of average daily net assets in excess of $250 million.
Transamerica Evergreen International Small Cap Fee Schedule
0.52% of the first $250 million of average daily net assets; and
0.50% of average daily net assets in excess of $250 million.
Fees are calculated daily at the annual rates from the fee schedule. The fees will be paid as promptly as possible after the last day of each month.
Except for the fees received by Evergreen from the Adviser relating to its service as sub-adviser to the Funds, neither Evergreen nor any affiliate of Evergreen received any other fees or material payments from the Adviser or from the Funds during the fiscal year of the Funds ended October 31, 2008.
For the Funds’ fiscal year ended October 31, 2008, no commissions were paid to any broker that is an affiliate of the Funds, the Adviser or Evergreen.
Information Regarding Evergreen
Evergreen Investment Management Company, LLC is a Boston-based investment management company, which, at September 30, 2008 had approximately $164 billion in assets under management. The principal address of Evergreen is 200 Berkeley Street, Boston, Massachusetts 02116.

Management and Governance
Listed below are the names, positions and principal occupations of the directors and principal executive officers of Evergreen as of December 31, 2008. The principal address of each individual as it relates to his or her duties at Evergreen is the same as that of Evergreen, unless otherwise noted.

Name	Position and Principal Occupation
Dennis H. Ferro*	President and Chief Executive Officer
Douglas Munn	Global Head of Operations and Technology
Richard S. Gershen†	Global Chief Risk Officer
Michael H. Koonce	Senior Vice President and General Counsel
Barbara A. Lapple†	Chief Compliance Officer
Matthew C. Moss†	Chief Financial Officer
David Germany	Global Chief Investment Officer
Thomas K. Hoops†	Global Chief Operating Officer

*	Mr. Ferro, whose principal business address was 401 South Tyron Street, Charlotte, NC 28288, retired from Evergreen effective December 31, 2008. The position of President and Chief Executive Officer is vacant as of the date of this Information Statement.

†	Principal business address is 401 South Tryon Street, Charlotte, NC 28288.
Management Activities
Evergreen acts as adviser or sub-adviser, as indicated, for the following registered investment companies with investment objectives similar to the Funds:

Comparable Funds for which	Assets Managed by Evergreen
Evergreen Serves as Sub-	as of October 31, 2008	Sub-Advisory Fee Paid to
Adviser	($Million)	Evergreen
Evergreen Healthcare Fund	$179,088,280	.90% on the first $250 million
		.85% on the next $250 million
		.75% on the next $500 million
		.70% over $1 billion
ING Evergreen Health Sciences	$196,524,861	.45% on all assets

Assets Managed by Evergreen
Funds for which Evergreen	as of October 31, 2008	Management Fee Paid to
serves as Investment Adviser	($Million)	Evergreen
Evergreen Global Opportunities Fund	$ 350,465,918	.91% on the first $200 million
.86% on the next $200 million
.76% on the next $200 million
.66% over $600 million
Evergreen International Equity	$1,179,993,109	.66% on the first $200 million
.56% on the next $200 million
Evergreen VA International Equity	$ 129,581,940	.46% on the next $200 million
.36% over $600 million
MMA Praxis International Equity Fund	$ 87,468,881	.48% first $100 million
.45% over $100 million

Evaluation by the Board
At a meeting held on October 21, 2008, the Board approved the Evergreen Subadvisory Agreement following a presentation by the Adviser. The Board considered information with respect to Evergreen, the rationale, structure and expected results of the Wells Fargo transaction and whether the Evergreen Subadvisory Agreement was in the best interests of the Funds and their investors.
The Board considered that each Fund’s portfolio management team was not expected to change as a result of the transaction. The Board noted that the Evergreen Subadvisory Agreement was substantially similar to the Prior Subadvisory Agreements. In its deliberations, the Board also considered information that it had received in connection with its most recent approval of the Prior Subadvisory Agreement.
The Board reviewed the qualifications, backgrounds and responsibilities of the Evergreen teams responsible for the day-to-day management of the Funds. The Board received and considered information regarding the nature, extent and quality of services expected to be provided to the Funds by Evergreen under the Evergreen Subadvisory Agreements. The Board reviewed and considered the subadvisory fee that would be payable by the Adviser to Evergreen in light of the nature, extent and quality of the management services expected to be provided by Evergreen. The Board noted that the Adviser, and not the Funds, will pay the subadvisory fees to Evergreen, and that the fees were the same as the fee payable to under the Prior Subadvisory Agreement.
Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) the terms of the Evergreen Subadvisory Agreement are reasonable, fair and in the best interests of the Funds and their holders of beneficial interests, and (b) the fees provided in the Evergreen Subadvisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the Evergreen Subadvisory Agreements.
No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the Evergreen Subadvisory Agreements, and each Board Member attributed different weight to the various factors. The Independent Trustees discussed the proposed approval of the Evergreen Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of the Adviser or Evergreen were present.
ADDITIONAL INFORMATION
TAM, Transamerica Fund’s investment adviser, and Transamerica Fund Services, Inc., its transfer agent and administrator, are both located at 570 Carillon Parkway, St. Petersburg, Florida 33716. Transamerica Fund’s principal underwriter and distributor, Transamerica Capital, Inc., is located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.
As of December 31, 2008, the Trustees and officers of the Funds, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Funds.
As of December 31, 2008, the following persons owned of record or had the right to vote 5% or more of the outstanding interests in the Funds:

			Amount of
			Beneficial
Name and Address	Fund Name	Class	Ownership	Percentage
Wells Faro Investments, LLC Minneapolis, MN 55402	Transamerica Evergreen Health Care	B	$ 54,714.85	5.91%
Wilfred W. Krech & Mary C. Krech Inver Grove Heights	Transamerica Evergreen Health Care	B	$ 73,208.45	7.91%
Transamerica Asset Management, Inc. St. Petersburg, FL 33716	Transamerica Evergreen Health Care	A	$ 147,852.81	8.08%
Transamerica Asset Management, Inc. St. Petersburg, FL 33716	Transamerica Evergreen Health Care	B	$ 286,035.77	30.89%
Transamerica Asset Allocation — Growth Portfolio St. Petersburg, FL 33716	Transamerica Evergreen Health Care	I	$15,027,805.73	9.37%
Transamerica Asset Allocation — Moderate Portfolio St. Petersburg, FL 33716	Transamerica Evergreen Health Care	I	$15,055,242.13	9.39%
Transamerica Asset Allocation — Moderate Growth Portfolio St. Petersburg, FL 33716	Transamerica Evergreen Health Care	I	$18,921,484.39	11.80%
Transamerica Asset Allocation — Moderate Portfolio St. Petersburg, FL 33716	Transamerica Evergreen Health Care	I	$23,045,874.15	14.38%
Transamerica Asset Allocation — Growth Portfolio St. Petersburg, FL 33716	Transamerica Evergreen Health Care	I	$28,977,901.76	18.08%
Transamerica Asset Allocation — Moderate Growth Portfolio St. Petersburg, FL 33716	Transamerica Evergreen Health Care	I	$47,656,845.05	29.73%
Transamerica Asset Allocation — Multi-Manager International Portfolio	Transamerica Evergreen
St. Petersburg, FL 33716	International Small Cap	I	$17,958,084.57	5.46%
Transamerica Asset Allocation — Moderate Portfolio	Transamerica Evergreen
St. Petersburg, FL 33716	International Small Cap	I	$19,225,370.01	5.85%
Transamerica Asset Allocation — Moderate Portfolio	Transamerica Evergreen
St. Petersburg, Fl 33716	International Small Cap	I	$26,193,282.13	7.97%
Transamerica Asset Allocation — Growth Portfolio	Transamerica Evergreen
St. Petersburg, FL 33716	International Small Cap	I	$38,298,680.96	11.65%
Transamerica Asset Allocation — Growth Portfolio	Transamerica Evergreen
St. Petersburg, FL 33716	International Small Cap	I	$57,004,593.26	17.34%
Transamerica Asset Allocation — Moderate Growth Portfolio	Transamerica Evergreen
St. Petersburg, FL 33716	International Small Cap	I	$63,488,632.68	19.31%

			Amount of
			Beneficial
Name and Address	Fund Name	Class	Ownership	Percentage
Transamerica Asset Allocation — Moderate Growth Portfolio	Transamerica Evergreen
St. Petersburg, FL 33716	International Small Cap	I	$77,554,001.2	23.59%
The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.
By Order of the Board of Trustees,
Dennis P. Gallagher
Vice President, General Counsel and Secretary
January 20, 2009

EXHIBIT A
IDEX MUTUAL FUNDS
INVESTMENT ADVISORY AGREEMENT
     This Agreement, entered into as of March 1, 2002 between IDEX Mutual Funds, a Massachusetts business trust (referred to herein as the “Trust”) and AEGON/Transamerica Fund Advisers, Inc., a Florida corporation (referred to herein as “ATF Advisers”), to provide certain management and advisory services to certain series of shares of beneficial interest in the Trust as listed on the attached Schedule A to this Agreement (each a “Fund,” collectively the “Funds”).
     The Trust is registered as an open-end investment company registered under the Investment Company Act of 1940 (“1940 Act”), and consists of more than one series of shares, including the Funds. In managing the Funds, as well as in the conduct of certain of its affairs, the Trust wishes to have the benefit of the investment advisory services of ATF Advisers and its assistance in performing certain management, administrative and promotional functions. ATF Advisers desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties of agreed as follows:
     1. Appointment. The Trust hereby appoints ATF Advisers as the Trust’s investment adviser and administrator for the period and on the terms set forth in this Agreement. ATF Advisers accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified. In all matters relating to the performance of this Agreement, ATF Advisers will act in conformity with the Trust’s Declaration of Trust, Bylaws and current registration statement applicable to the Funds as it may be supplemented from time to time, and with the instructions and direction of the Board of Trustees of the Trust, and will conform to and comply with the 1940 Act and all other applicable federal or state laws and regulations.
     2. Investment Advisory Services. In its capacity as investment adviser to the Trust, ATF Advisers shall have the following responsibilities:
(a) to provide a continuous investment program for each Fund including advice as to the acquisition, holding or disposition of any or all of the securities or other assets which the Funds may own or contemplate acquiring from time to time, consistent with the Trust’s Declaration of Trust and each Fund’s investment objective and policies adopted and declared by the Board of Trustees and stated in the Funds’ current Prospectus;
(b) to cause the officers of ATF Advisers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the conditions of the investment securities of the Funds, the investment recommendations of ATF Advisers, and the investment considerations which have given rise to those recommendations; and
(c) to supervise the purchase and sale of securities as directed by the appropriate officers of the Trust, including the selection of brokers and dealers to execute such transactions, consistent with paragraph 8 hereof.
     It is understood and agreed that ATF Advisers intends to enter into Sub-Advisory Agreements with various sub-advisers for the Funds listed on Schedule A pursuant to which ATF Advisers may delegate some or all of its responsibilities under this Section 2. The compensation to be paid to each sub-adviser for such services shall be set forth in each Sub-Advisory Agreement; provided, however, that each such Agreement shall be approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Sub-Advisory Agreements or interested persons (within the meaning of Section 2(a)(19) of the 1949 Act) of any such party (the “Disinterested Trustees”), and by the holders of the outstanding voting securities of each of the Funds in accordance with the requirements of Section 15 of the 1940 Act, and shall otherwise be subject to, and contain such provisions as shall be required by, the 1940 Act.
     3. Management and Administrative Services. ATF Advisers shall furnish or make available to the Funds the services of executive and management personnel to supervise the performance of all administrative, record-keeping, shareholder relations, regulatory reporting and compliance, and all other functions of the Funds, including supervising and coordinating the services of the Funds’ custodian and transfer agent. ATF Advisers shall also assist in the preparation of reports to shareholders of the Funds and prepare sales literature promoting sale of the Funds’ shares as requested by the Trust.
     4. Allocation of Expenses. During the term of this Agreement, each Fund will bear all expenses not expressly assumed by ATF Advisers incurred in the operation of each Fund and the offering of its shares. Without limiting the generality of the foregoing:
(a) Each Fund shall pay (i) fees payable to ATF Advisers pursuant to this Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of each Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of a Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to each Fund, including costs for local representation in Massachusetts and fees of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and ATF Advisers); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Funds;
(b) ATF Advisers shall pay (i) all expenses incurred by it in the performance of its duties under this Agreement; and (ii) compensation, fees and expenses of officers and Trustees of the Trust, except for such Trustees who are not interested persons (as defined in the 1940 Act) of ATF Advisers;
(c) If, for any fiscal year, the total expenses of a Fund, including but not limited to: the fees to ATF Advisers, compensation to its custodian, transfer agent, registrar, auditors and legal counsel, printing expense, and fees, compensation and expenses to Trustees who are not interested persons, exceed any expense limitation imposed by applicable state law, ATF Advisers shall reimburse a Fund for such excess in the manner and to the extent required by applicable state law; provided, however, that ATF Advisers shall reimburse each Fund for the amount of such expenses which exceed the expense cap of the Fund’s average daily net assets as listed in Schedule A attached to this Agreement. For purposes of this sub-paragraph, “total expenses”

shall not include interest, taxes, litigation expenses, brokerage commissions or other costs incurred in acquiring or disposing of any of a Fund’s portfolio securities, expenses incurred pursuant to a Fund’s Plan of Distribution under Rule 12b-1 of the 1940 Act, or any costs arising other than in the ordinary and necessary course of a Fund’s business.
5. Obligations of Trust. The Trust shall have the following obligations under the Agreement:
(a) to keep ATF Advisers continuously and fully informed as to the composition of its investment portfolio of each Fund and the nature of all of its assets and liabilities from time to time;
(b) to furnish ATF Advisers with a certified copy of any financial statement or report prepared for a Fund by certified or independent public accountants, and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;
(c) to furnish ATF Advisers with any further materials or information which ATF Advisers may reasonably request to enable it to perform its functions under this Agreement; and
(d) to compensate ATF Advisers for its services in accordance with the provisions of Section 6 hereof.
     6. Compensation. Each Fund shall pay to ATF Advisers for its services a fee, computed daily and paid monthly, payable on the last day of each month during which or part of which this Agreement is in effect, as set forth in Schedule A attached to this Agreement, as it may be amended from time to time in accordance with Section 15 below. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate pro-ration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.
     7. Treatment of Investment Advice. With respect to a Fund, the Fund shall retain full control over its own investment policies. However, the Trustees of the Trust may delegate to the appropriate officers of the Trust, or to a committee of Trustees, the power to authorize purchases, sales or other actions affecting each Fund in the interim between meetings of the Trustees, provided such action is consistent with the established investment policy of the Trustees and is reported to the Trustees at their next meeting.
     8. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. ATF Advisers is authorized and directed to place a Fund’s securities transactions, or to delegate to each sub-adviser the authority and direction to place a Fund’s securities transactions, only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates; provided, however, that ATF Advisers or each sub-adviser, may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if ATF Advisers or each sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of ATF Advisers or each sub-adviser. ATF Advisers and each sub-adviser are also authorized to consider sales of Fund shares (which shall be deemed to include also shares of other registered investment companies with the same investment adviser) by a broker-dealer or the recommendation of a broker-

dealer to its customers that they purchase Fund shares as a factor in selecting broker-dealers to execute the Fund’s securities transactions, provided that in placing fund business with such broker-dealers, ATF Advisers and each sub-adviser shall seek the best execution of each transaction and all such brokerage placement shall be consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. Notwithstanding the foregoing, the Trust shall retain the right to direct the placement of all securities transactions of each Fund, and the Trustees may establish policies or guidelines to be followed by ATF Advisers and each sub-adviser in placing portfolio transactions for each Fund pursuant to the foregoing provisions. ATF Advisers shall report on the placement of portfolio transactions each quarter to the Trustees of the Trust.
     9. Purchases by Affiliates. Neither ATF Advisers nor any officer or Director thereof shall take a long or short position in the securities issued by the Funds. This prohibition, however, shall not prevent the purchase from a Fund of shares issued by the Fund on behalf of the Trust, by the officers or Directors of ATF Advisers (or by deferred benefit plans established for their benefit) at the current price available to the public, or at such price with reductions in sales charge as may be permitted by the Fund’s current prospectus, in accordance with Section 22(d) of the 1940 Act.
     10. Term. This Agreement shall continue in effect, unless sooner terminated in accordance with its terms, for an initial term ending April 30, 2003, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act, as amended) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of each Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act.
     11. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or with respect to a Fund, by the shareholders of such Fund acting by vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act), provided in either case that 60 days’ written notice of termination be given to ATF Advisers at its principal place of business. This Agreement may be terminated by ATF Advisers at any time by giving 60 days’ written notice of termination to the Trust, addressed to its principal place of business.
     12. Use of Name. If this Agreement is terminated and ATF Advisers no longer serves as investment adviser to the Funds, ATF Advisers reserves the right to withdraw from the Trust the use of the name “IDEX” with respect to the Funds or any name misleadingly implying a continuing relationship between the Funds and ATF Advisers or any of its affiliates.
     13. Liability of ATF Advisers. ATF Advisers may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither ATF Advisers nor its officers, directors, employees or agents shall be subject to any liability to the Trust or the Funds or any shareholder of the Funds for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.
     14. Assignment. This Agreement shall terminate automatically in the event of its assignment (as the term is defined in Section 2(a)(4) of the 1940 Act).

     15. Amendments. This Agreement may be amended only with the approval by the affirmative vote of a majority of the outstanding voting securities of each affected Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act) and the approval by the vote of a majority of Trustees of the Trust who are not parties hereto or interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted by the 1940 Act.
     16. Prior Agreements. This Agreement supersedes all prior agreements between the parties relating to the subject matter hereof, and all such prior agreements are deemed terminated upon the effectiveness of this Agreement.
     17. Limitation of Liability. A copy of the Trust’s Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees of the Trust and not individually, and that the obligations under this Agreement are not binding upon any of the Trustees, officers, shareholders, agents or employees of the Trust individually, but binding only upon the assets and property of the Trust.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

ATTEST:		AEGON/TRANSAMERICA FUND ADVISERS, INC.

By: Name:	/s/ Gayle A. Morden Gayle A. Morden	By: Name:	/s/ John K. Carter John K. Carter
Title:	Assistant Vice President and Assistant Secretary	Title:	Vice President, General Counsel, Compliance Officer and Secretary

ATTEST:		IDEX MUTUAL FUNDS

By: Name:	/s/ Gayle A. Morden Gayle A. Morden	By: Name:	/s/ John K. Carter John K. Carter
Title:	Assistant Vice President and Assistant Secretary	Title:	Vice President, General Counsel and Secretary

INVESTMENT ADVISORY AGREEMENT
SCHEDULE A

	INVESTMENT ADVISER
FUND	COMPENSATION	EXPENSE CAP	TERMINATION DATE
IDEX PIMCO Total Return	0.70% of the Fund’s average daily net assets.	1.30%	April 30, 2003

IDEX Transamerica Convertible Securities	0.80% of the first $500 million of the Fund’s average daily net assets; and 0.70% of the Fund’s average daily net assets in excess of $500 million.	1.40%	April 30, 2003

IDEX Transamerica Money Market	0.40% of the Fund’s average daily net assets.	1.00%	April 30, 2003

IDEX Salomon Investors Value	0.80% of the first $500 million of the Fund’s average daily net assets; and 0.70% of the Fund’s average daily net assets in excess of $500 million.	1.20%	April 30, 2003

IDEX T. Rowe Price Health Sciences	1.00% of the first $500 million of the Fund’s average daily net assets; and 0.95% of the Fund’s average daily net assets in excess of $500 million.	1.60%	April 30, 2003

IDEX Conservative Asset Allocation	0.10% of the Fund’s average daily net assets.	0.70%	April 30, 2003

IDEX Moderate Asset Allocation	0.10% of the Fund’s average daily net assets.	0.70%	April 30, 2003

IDEX Moderately Aggressive Asset Allocation	0.10% of the Fund’s average daily net assets.	0.70%	April 30, 2003

IDEX Aggressive Asset Allocation	0.10% of the Fund’s average daily net assets.	0.70%	April 30, 2003

Amendment to Investment Advisory Agreement between
Transamerica IDEX Mutual Funds and AEGON/Transamerica Fund Advisers, Inc.
This Amendment is made as of October 22, 2004 to the Investment Advisory Agreement dated March 1, 2002, as amended (the “Agreement”), between Transamerica IDEX Mutual Funds (“TA IDEX”), and AEGON/Transamerica Fund Advisers, Inc. (“ATFA”), on behalf of TA IDEX PIMCO Total Return, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Money Market, TA IDEX Salomon Investors Value, TA IDEX T. Rowe Price Health Sciences, TA IDEX Asset Allocation — Conservative Portfolio, TA IDEX Asset Allocation — Moderate Portfolio, TA IDEX Asset Allocation — Moderate Growth Portfolio and TA IDEX Asset Allocation — Growth Portfolio (each a “Fund”, collectively the “Funds”). In consideration of the mutual covenants contained herein, the parties agree as follows:
1.	A change in language of Section 8 entitled “Brokerage Commissions” to now read as follows:

8. Brokerage Commissions. For the purpose of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. ATFA is authorized and directed to place the Fund’s securities transactions, or to delegate to each sub-adviser the authority and direction to place the Fund’s securities transactions, only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates; provided, however, that ATFA or each sub-adviser, may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if ATFA or each sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of ATFA or each sub-adviser. Notwithstanding the foregoing, the Trust shall retain the right to direct the placement of all securities transactions of each Fund, and the Trustees may establish policies or guidelines to be followed by ATFA and each sub-adviser in placing portfolio transactions for each Fund pursuant to the foregoing provisions. ATFA shall report on the placement of portfolio transactions each quarter to the Trustees of the Trust.
In all other respects, the Investment Advisory Agreement dated March 1, 2002, as amended, is confirmed and remains in full force and effect.
The parties hereto have caused this amendment to be executed as of October 22, 2004.

AEGON/TRANSAMERICA FUND ADVISERS, INC.
By:	/s/ Kyle A. Keelan
Kyle A. Keelan
Sr. Vice President

TRANSAMERICA IDEX MUTUAL FUNDS
By:	/s/ T. Gregory Reymann, II
T. Gregory Reymann, II
Vice President and Counsel

TRANSAMERICA IDEX MUTUAL FUNDS
AMENDMENT TO INVESTMENT ADVISORY AGREEMENT
THIS AMENDMENT is made as of January 1, 2005 to the Investment Advisory Agreement dated as of March 1, 2002, as amended (the “Agreement”), between Transamerica IDEX Mutual Funds (the “Trust”) and Transamerica Fund Advisors, Inc. (“TFA”) (formerly, AEGON/Transamerica Fund Advisers, Inc.), on behalf of TA IDEX PIMCO Total Return, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Money Market, TA IDEX T. Rowe Price Health Sciences, TA IDEX Asset Allocation — Conservative Portfolio, TA IDEX Asset Allocation — Moderate Growth Portfolio, TA IDEX Asset Allocation — Moderate Portfolio and TA IDEX Asset Allocation — Growth Portfolio (each a “Fund” collectively, the “Funds”). In consideration of the mutual covenants contained herein, the parties agree as follows:
Compensation. Any reference to compensation of TA IDEX PIMCO Total Return is now revised to reflect the following Advisory Fees:
0.70% of the first $250 million of the Fund’s average daily net assets; 0.65% over $250 million up to $750 million of the Fund’s average daily net assets; and 0.60% of the Fund’s average daily net assets over $750 million.
Any reference to compensation of TA IDEX Transamerica Convertible Securities is now revised to reflect the following Advisory Fees:
0.75% of the first $250 million of the Fund’s average daily net assets; and 0.70% of the Fund’s average daily net assets over $250 million.
Any reference to compensation of TA IDEX Transamerica Money Market, TA IDEX T. Rowe Price Health Sciences, TA IDEX Asset Allocation — Conservative Portfolio, TA IDEX Asset Allocation – Moderate Growth Portfolio, TA IDEX Asset Allocation — Moderate Portfolio and TA IDEX Asset Allocation — Growth Portfolio remains the same.
Name Change. Any references to AEGON/Transamerica Fund Advisers, Inc. as the Adviser to the Trust will now be revised to mean Transamerica Fund Advisors, Inc. (“TFA”), a Florida corporation, in response to the name change of the Adviser, effective January 1, 2005.
In all other respects, the Investment Advisory Agreement dated as of March 1, 2002, as amended, is confirmed and remains in full force and effect.

IN WITNESS THEREOF, the parties hereto have caused this amendment to be executed as of January 1, 2005.

ATTEST:	TRANSAMERICA FUND ADVISORS, INC.

By:	By:	/s/ Kim D. Day

Name:	Name:	Kim D. Day

Title:	Title:	Senior Vice President

ATTEST:	TRANSAMERICA IDEX MUTUAL FUNDS

By:	By:	/s/ Kim D. Day

Name:	Name:	Kim D. Day

Title:	Title:	Senior Vice President

ASSIGNMENT AND ASSUMPTION OF INVESTMENT ADVISORY AGREEMENT
Transamerica IDEX Mutual Funds
a Delaware Statutory Trust
570 Carillon Parkway
St. Petersburg, Florida 33716
Transamerica Fund Advisors, Inc.
570 Carillon Parkway
St. Petersburg, FL 33716
Ladies and Gentlemen:
     Effective March 1, 2005, the investment companies listed on Exhibit A (“Predecessor Funds”), which have entered into an investment advisory agreement with Transamerica Fund Advisors, Inc., were reorganized as series (“Successor Funds”) of Transamerica IDEX Mutual Funds, a Delaware Statutory Trust (“Trust”). The Predecessor Funds hereby assign and the Trust hereby adopts and assumes the investment advisory agreement attached as Exhibit B (the “Agreement”) so that the Agreement with a Predecessor Fund shall continue in full force and effect with respect to the respective Successor Fund indicated on Exhibit A.
     Each Predecessor Fund and the Trust represents and warrants that it is duly organized and existing in good standing under the laws of the jurisdiction of its formation and qualified to do business in any jurisdiction where its activities so require. Each Predecessor Fund represents and warrants that the assignment of the relevant Agreement has been duly authorized by it. The Trust represents and warrants that the adoption and assumption of the relevant Agreement has been duly authorized by it and when this Assignment and Assumption is effective such Agreement will constitute legal, valid and binding obligation(s) of the Trust enforceable against it in accordance with the terms of such Agreement, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties. In addition, the Trust assumes and agrees to pay when due and to perform and be liable for all of the obligations and responsibilities of each Predecessor Fund under the Agreement it adopts and assumes hereunder, whether arising before or after the effective date of this Assignment and Assumption. The Trust represents and warrants that as of the close of business on the effective date of this Assignment and Assumption, each Successor Fund will have authorized unlimited shares.
     Please acknowledge the Trust’s adoption and assumption of the Agreement by countersigning this letter where indicated below.
     The adoption and assumption with respect to the Agreement attached as Exhibit B shall be effective as of March 1, 2005 once this letter (including counterparts) has been signed by an officer of the Trust and of each Predecessor Fund and acknowledged on behalf of Transamerica Fund Advisors, Inc. by a properly authorized person.
Sincerely,

Transamerica Fund Advisors, Inc.			Transamerica IDEX Mutual Funds

By:	/s/ Kim D. Day Kim D. Day	By:	/s/ Kim D. Day Kim D. Day
Title:	Sr. Vice President & Treasurer	Title:	Sr. Vice President, Treasurer & Chief Financial Officer

EXHIBIT A
LIST OF FUNDS

PREDECESSOR FUND	SUCCESSOR FUND
Transamerica IDEX Mutual Funds:	Transamerica IDEX Mutual Funds:

TA IDEX Asset Allocation — Conservative Portfolio	TA IDEX Asset Allocation — Conservative Portfolio

TA IDEX Asset Allocation — Growth Portfolio	TA IDEX Asset Allocation — Growth Portfolio

TA IDEX Asset Allocation — Moderate Growth Portfolio	TA IDEX Asset Allocation — Moderate Growth Portfolio

TA IDEX Asset Allocation — Moderate Portfolio	TA IDEX Asset Allocation — Moderate Portfolio

TA IDEX PIMCO Total Return	TA IDEX PIMCO Total Return

TA IDEX T. Rowe Price Health Sciences	TA IDEX T. Rowe Price Health Sciences

TA IDEX Transamerica Convertible Securities	TA IDEX Transamerica Convertible Securities

TA IDEX Transamerica Money Market	TA IDEX Transamerica Money Market

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT BETWEEN
TRANSAMERICA FUND ADVISORS, INC. AND
TRANSAMERICA IDEX MUTUAL FUNDS
THIS AMENDMENT is made as of March 1, 2006 to the Investment Advisory Agreement dated March 1, 2002, as amended, between Transamerica Fund Advisors, Inc. and Transamerica IDEX Mutual Funds, on behalf of TA IDEX Evergreen Health Care (formerly, TA IDEX T. Rowe Price Health Sciences) and TA IDEX Multi-Manager International Fund.
In consideration of the mutual covenants contained herein, the parties agree as follows:
Schedule A. Effective March 1, 2006, Schedule A to the Investment Advisory Agreement dated March 1, 2002, as amended, is replaced as follows:

FUNDS	INVESTMENT ADVISER COMPENSATION
TA IDEX PIMCO Total Return	0.70% of the first $250 million of the Fund’s average daily net assets; 0.65% of the Fund’s average daily net assets over $250 million up to $750 million; and 0.60% of the Fund’s average daily net assets over $750 million.

TA IDEX Transamerica Convertible Securities	0.75% of the first $250 million of the Fund’s average daily net assets; and 0.70% of the Fund’s average daily net assets over $250 million.

TA IDEX Transamerica Money Market	0.40% of the Fund’s average daily net assets.

TA IDEX Evergreen Health Care	0.87% of the first $100 million of the Fund’s average daily net assets; 0.85% of the Fund’s average daily net assets over $100 million up to $250 million; and 0.80% of the Fund’s average daily net assets over $250 million.

TA IDEX Asset Allocation — Conservative Portfolio	0.10% of the Fund’s average daily net assets.

TA IDEX Asset Allocation — Moderate Portfolio	0.10% of the Fund’s average daily net assets.

TA IDEX Asset Allocation — Moderate Growth Portfolio	0.10% of the Fund’s average daily net assets.

TA IDEX Asset Allocation — Growth Portfolio	0.10% of the Fund’s average daily net assets.

TA IDEX Multi-Manager International Fund	0.10% of the Fund’s average daily net assets.
In all other respects, the Investment Advisory Agreement dated March 1, 2002, as amended, is confirmed and remains in full force and effect.

     The parties hereto have caused this amendment to be executed as of March 1, 2006.

TRANSAMERICA FUND ADVISORS, INC.

By:	/s/ Gregory Reymann, II
Name:	T. Gregory Reymann, II

Title:	Vice President

TRANSAMERICA IDEX MUTUAL FUNDS

By:	/s/ Glenn E. Brightman
Name:	Glenn E. Brightman
Title:	Vice President

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT BETWEEN
TRANSAMERICA FUND ADVISORS, INC. AND
TRANSAMERICA IDEX MUTUAL FUNDS
THIS AMENDMENT is made as of January 1, 2007 to the Investment Advisory Agreement dated March 1, 2002, as amended, between Transamerica Fund Advisors, Inc. and Transamerica IDEX Mutual Funds, on behalf of TA IDEX PIMCO Total Return. In consideration of the mutual covenants contained herein, the parties agree as follows:
Compensation. Any reference to compensation of TA IDEX PIMCO Total Return is now revised to reflect the following Advisory Fees, effective as of January 1, 2007:
0.675% of the first $250 million of average daily net assets; 0.65% of average daily assets over $250 million up to $750 million; and 0.60% of average daily net assets in excess of $750 million.
Any references to TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Money Market, TA IDEX Evergreen Health Care, TA IDEX Asset Allocation — Conservative Portfolio, TA IDEX Asset Allocation — Moderate Portfolio, TA IDEX Asset Allocation — Moderate Growth Portfolio, TA IDEX Asset Allocation — Growth Portfolio and TA IDEX Multi-Manager International Fund remain the same.
     In all other respects, the Investment Advisory Agreement dated as of March 1, 2002, as amended, is confirmed and remains in full force and effect.
The parties hereto have caused this amendment to be executed as of January 1, 2007.

TRANSAMERICA FUND ADVISORS, INC.

By:	/s/ John K. Carter
Name:	John K. Carter
Title:	President and Chief Executive Officer

TRANSAMERICA IDEX MUTUAL FUNDS

By:	/s/ Dennis P. Gallagher
Name:	Dennis P. Gallagher
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT B
INVESTMENT ADVISORY AGREEMENT
TRANSAMERICA IDEX MUTUAL FUNDS
     This Agreement, entered into as of June 15, 2004 between Transamerica IDEX Mutual Funds, a Massachusetts business trust (referred to herein as the “Trust”) and AEGON/Transamerica Fund Advisers, Inc., a Florida corporation (referred to herein as “ATFA”), to provide certain management and advisory services to certain series of shares of beneficial interest in the Trust as listed on the attached Schedule A to this Agreement (each a “Fund,” collectively the “Funds”).
     The Trust is registered as an open-end investment company registered under the Investment Company Act of 1940 (“1940 Act”), and consists of more than one series of shares, including the Funds. In managing the Funds, as well as in the conduct of certain of its affairs, the Trust wishes to have the benefit of the investment advisory services of ATFA and its assistance in performing certain management, administrative and promotional functions. ATFA desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:
     1. Appointment. The Trust hereby appoints ATFA as the Trust’s investment adviser and administrator for the period and on the terms set forth in this Agreement. ATFA accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified. In all matters relating to the performance of this Agreement, ATFA will act in conformity with the Trust’s Declaration of Trust, Bylaws and current registration statement applicable to the Funds as it may be supplemented from time to time, and with the instructions and direction of the Board of Trustees of the Trust, and will conform to and comply with the 1940 Act and all other applicable federal or state laws and regulations.
     2. Investment Advisory Services. In its capacity as investment adviser to the Trust, ATFA shall have the following responsibilities:
(a) to provide a continuous investment program for each Fund including advice as to the acquisition, holding or disposition of any or all of the securities or other assets which the Funds may own or contemplate acquiring from time to time, consistent with the Trust’s Declaration of Trust and each Fund’s investment objective and policies adopted and declared by the Board of Trustees and stated in the Funds’ current Prospectus;
(b) to cause the officers of ATFA to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the conditions of the investment securities of the Funds, the investment recommendations of ATFA, and the investment considerations which have given rise to those recommendations; and
(c) to supervise the purchase and sale of securities as directed by the appropriate officers of the Trust, including the selection of brokers and dealers to execute such transactions, consistent with paragraph 8 hereof.
     It is understood and agreed that ATFA intends to enter into Sub-Advisory Agreements with various sub-advisers for the Funds listed on Schedule A pursuant to which ATFA may delegate some or all of its responsibilities under this Section 2. The compensation to be paid to each sub-adviser for such services shall be set forth in each Sub-Advisory Agreement; provided, however, that each such Agreement shall be approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Sub-Advisory Agreements or interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of any such party (the “Disinterested Trustees”), and by the holders of the outstanding voting securities of each of the Funds in accordance with the requirements of Section 15 of the 1940 Act, and shall otherwise be subject to, and contain such provisions as shall be required by, the 1940 Act.

     3. Management and Administrative Services. ATFA shall furnish or make available to the Funds the services of executive and management personnel to supervise the performance of all administrative, record-keeping, shareholder relations, regulatory reporting and compliance, and all other functions of the Funds, including supervising and coordinating the services of the Funds’ custodian and transfer agent. ATFA shall also assist in the preparation of reports to shareholders of the Funds and prepare sales literature promoting sale of the Funds’ shares as requested by the Trust.
     4. Allocation of Expenses. During the term of this Agreement, each Fund will bear all expenses not expressly assumed by ATFA incurred in the operation of each Fund and the offering of its shares. Without limiting the generality of the foregoing:
(a) Each Fund shall pay (i) fees payable to ATFA pursuant to this Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of each Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of a Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to each Fund, including costs for local representation in Massachusetts and fees of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and ATFA); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Funds;
(b) ATFA shall pay (i) all expenses incurred by it in the performance of its duties under this Agreement; and (ii) compensation, fees and expenses of officers and Trustees of the Trust, except for such Trustees who are not interested persons (as defined in the 1940 Act) of ATFA;
(c) If, for any fiscal year, the total expenses of a Fund, including, but not limited to: the fees to ATFA, compensation to its custodian, transfer agent, registrar, auditors and legal counsel, printing expense, and fees, compensation and expenses to Trustees who are not interested persons, exceed any expense limitation imposed by applicable state law, ATFA shall reimburse a Fund for such excess in the manner and to the extent required by applicable state law; provided, however, that ATFA shall reimburse each Fund for the amount of such expenses which exceed the expense cap of the Fund’s average daily net assets as listed in Schedule A attached to this Agreement. For purposes of this sub-paragraph, “total expenses” shall not include interest, taxes, litigation expenses, brokerage commissions or other costs incurred in acquiring or disposing of any of a Fund’s portfolio securities, expenses incurred pursuant to a Fund’s Plan of Distribution under Rule 12b-1 of the 1940 Act, or any costs arising other than in the ordinary and necessary course of a Fund’s business.
5. Obligations of Trust. The Trust shall have the following obligations under the Agreement:
(a) to keep ATFA continuously and fully informed as to the composition of its investment portfolio of each Fund and the nature of all of its assets and liabilities from time to time;

(b) to furnish ATFA with a certified copy of any financial statement or report prepared for a Fund by certified or independent public accountants, and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;
(c) to furnish ATFA with any further materials or information which ATFA may reasonably request to enable it to perform its functions under this Agreement; and
(d) to compensate ATFA for its services in accordance with the provisions of Section 6 hereof.
     6. Compensation. Each Fund shall pay to ATFA for its services a fee, computed daily and paid monthly, payable on the last day of each month during which or part of which this Agreement is in effect, as set forth in Schedule A attached to this Agreement, as it may be amended from time to time in accordance with Section 15 below. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate pro-ration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.
     7. Treatment of Investment Advice. With respect to a Fund, the Fund shall retain full control over its own investment policies. However, the Trustees of the Trust may delegate to the appropriate officers of the Trust, or to a committee of Trustees, the power to authorize purchases, sales or other actions affecting each Fund in the interim between meetings of the Trustees, provided such action is consistent with the established investment policy of the Trustees and is reported to the Trustees at their next meeting.
     8. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. ATFA is authorized and directed to place a Fund’s securities transactions, or to delegate to each sub-adviser the authority and direction to place a Fund’s securities transactions, only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates; provided, however, that ATFA or each sub-adviser, may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if ATFA or each sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of ATFA or each sub-adviser. Notwithstanding the foregoing, the Trust shall retain the right to direct the placement of all securities transactions of each Fund, and the Trustees may establish policies or guidelines to be followed by ATFA and each sub-adviser in placing portfolio transactions for each Fund pursuant to the foregoing provisions. ATFA shall report on the placement of portfolio transactions each quarter to the Trustees of the Trust.
     9. Purchases by Affiliates. Neither ATFA nor any officer or Director thereof shall take a long or short position in the securities issued by the Funds. This prohibition, however, shall not prevent the purchase from a Fund of shares issued by the Fund on behalf of the Trust, by the officers or Directors of ATFA (or by deferred benefit plans established for their benefit) at the current price available to the public, or at such price with reductions in sales charge as may be permitted by the Fund’s current prospectus, in accordance with Section 22(d) of the 1940 Act.
     10. Term. This Agreement shall continue in effect, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act).

     11. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or with respect to a Fund, by the shareholders of such Fund acting by vote of at least a majority of its outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), provided in either case that 60 days’ written notice of termination be given to ATFA at its principal place of business. This Agreement may be terminated by ATFA at any time by giving 60 days’ written notice of termination to the Trust, addressed to its principal place of business.
     12. Use of Name. If this Agreement is terminated and ATFA no longer serves as investment adviser to the Funds, ATFA reserves the right to withdraw from the Trust the use of the name “Transamerica IDEX” with respect to the Funds or any name misleadingly implying a continuing relationship between the Funds and ATFA or any of its affiliates.
     13. Liability of ATFA. ATFA may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither ATFA nor its officers, directors, employees or agents shall be subject to any liability to the Trust or the Funds or any shareholder of the Funds for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.
     14. Assignment. This Agreement shall terminate automatically in the event of its assignment (as the term is defined in Section 2(a)(4) of the 1940 Act).
     15. Amendments. This Agreement may be amended only with the approval by the affirmative vote of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of each affected Fund and the approval by the vote of a majority of Trustees of the Trust who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted by the 1940 Act.
     16. Prior Agreements. This Agreement supersedes all prior agreements between the parties relating to the subject matter hereof, and all such prior agreements are deemed terminated upon the effectiveness of this Agreement.
     17. Limitation of Liability. A copy of the Trust’s Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees of the Trust and not individually, and that the obligations under this Agreement are not binding upon any of the Trustees, officers, shareholders, agents or employees of the Trust individually, but binding only upon the assets and property of the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

ATTEST:		AEGON/TRANSAMERICA FUND ADVISERS, INC.

By:	/s/ Kyle A. Keelan	By:	/s/ Kim D. Day

Name:	Kyle A. Keelan	Name:	Kim D. Day

Title:	Senior Vice President	Title:	Senior Vice President

ATTEST:		TRANSAMERICA IDEX MUTUAL FUNDS

By:	/s/ Kyle a. Keelan	By:	/s/ Kim D. Day

Name:	Kyle A. Keelan	Name:	Kim D. Day

Title:	Senior Vice President	Title:	Senior Vice President

INVESTMENT ADVISORY AGREEMENT
SCHEDULE A

	INVESTMENT ADVISER
FUND	COMPENSATION	EXPENSE CAP	TERMINATION DATE
TA IDEX Evergreen International Small Cap	1.07% of the first $250 million of the Fund’s average daily net assets; and 1.00% of the Fund’s average daily net assets over $250 million.	1.32%	March 31, 2006

TA IDEX Marsico International Growth	1.06% of the first $300 million of the Fund’s average daily net assets; 1.01% of the Fund’s average daily net assets from $300 million to $400 million; 0.96% of the Fund’s average daily net assets from $400 million up to $1 billion; and 0.91% of the Fund’s average daily net assets over $1 billion.	1.31%	March 31, 2006

TA IDEX Transamerica Short-Term Bond	0.65% of the first $250 million of the Fund’s average daily net assets; 0.60% of the Fund’s average daily net assets over $250 million up to $500 million; 0.575% of the Fund’s average daily net assets over $500 million up to $1 billion; and 0.55% of the Fund’s average daily net assets over $1 billion.	0.85%	March 31, 2006

TA IDEX UBS Large Cap Value	0.85% of the first $200 million of the Fund’s average daily net assets; 0.80% of the Fund’s average daily net assets over $200 million up to $750 million; 0.75% of the Fund’s average daily net assets over $750 million up to $1 billion; and 0.70% of the Fund’s average daily net assets over $1 billion.	1.05%	March 31, 2006

TA IDEX Van Kampen Emerging Markets Debt	0.95% of the first $250 million of the Fund’s average daily net assets; 0.90% of the Fund’s average daily net assets over $250 million up to $500 million; and 0.80% of the Fund’s average daily net assets over $500 million.	1.15%	March 31, 2006

	INVESTMENT ADVISER
FUND	COMPENSATION	EXPENSE CAP	TERMINATION DATE
TA IDEX Van Kampen Small Company Growth	0.95% of the first $500 million of the Fund’s average daily net assets; and 0.85% of the Fund’s average daily net assets over $500 million.	1.15%	March 31, 2006

ASSIGNMENT AND ASSUMPTION OF INVESTMENT ADVISORY AGREEMENT
Transamerica IDEX Mutual Funds
a Delaware Statutory Trust
570 Carillon Parkway
St. Petersburg, Florida 33716
Transamerica Fund Advisors, Inc.
570 Carillon Parkway
St. Petersburg, FL 33716
Ladies and Gentlemen:
     Effective March 1, 2005, the investment companies listed on Exhibit A (“Predecessor Funds”), which have entered into an investment advisory agreement with Transamerica Fund Advisors, Inc., were reorganized as series (“Successor Funds”) of Transamerica IDEX Mutual Funds, a Delaware Statutory Trust (“Trust”). The Predecessor Funds hereby assign and the Trust hereby adopts and assumes the investment advisory agreement attached as Exhibit B (the “Agreement”) so that the Agreement with a Predecessor Fund shall continue in full force and effect with respect to the respective Successor Fund indicated on Exhibit A.
     Each Predecessor Fund and the Trust represents and warrants that it is duly organized and existing in good standing under the laws of the jurisdiction of its formation and qualified to do business in any jurisdiction where its activities so require. Each Predecessor Fund represents and warrants that the assignment of the relevant Agreement has been duly authorized by it. The Trust represents and warrants that the adoption and assumption of the relevant Agreement has been duly authorized by it and when this Assignment and Assumption is effective such Agreement will constitute legal, valid and binding obligation(s) of the Trust enforceable against it in accordance with the terms of such Agreement, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties. In addition, the Trust assumes and agrees to pay when due and to perform and be liable for all of the obligations and responsibilities of each Predecessor Fund under the Agreement it adopts and assumes hereunder, whether arising before or after the effective date of this Assignment and Assumption. The Trust represents and warrants that as of the close of business on the effective date of this Assignment and Assumption, each Successor Fund will have authorized unlimited shares.
     Please acknowledge the Trust’s adoption and assumption of the Agreement by countersigning this letter where indicated below.

The adoption and assumption with respect to the Agreement attached as Exhibit B shall be effective as of March 1, 2005 once this letter (including counterparts) has been signed by an officer of the Trust and of each Predecessor Fund and acknowledged on behalf of Transamerica Fund Advisors, Inc. by a properly authorized person.
Sincerely,

Transamerica Fund Advisors, Inc.			Transamerica IDEX Mutual Funds

By:	/s/ Kim D. Day	By:	/s/ Kim D. Day

	Kim D. Day		Kim D. Day
Title:	Sr. Vice President & Treasurer	Title:	Sr. Vice President, Treasurer &
Chief Financial Officer

EXHIBIT A
LIST OF FUNDS

PREDECESSOR FUND	SUCCESSOR FUND
Transamerica IDEX Mutual Funds:	Transamerica IDEX Mutual Funds:
TA IDEX Evergreen International Small Cap	TA IDEX Evergreen International Small Cap
TA IDEX J.P. Morgan Mid Cap Value	TA IDEX J.P. Morgan Mid Cap Value
TA IDEX Marsico International Growth	TA IDEX Marsico International Growth
TA IDEX Mercury Mid Cap Value	TA IDEX Mercury Mid Cap Value
TA IDEX Transamerica Short-Term Bond	TA IDEX Transamerica Short-Term Bond
TA IDEX UBS Large Cap Value	TA IDEX UBS Large Cap Value
TA IDEX Van Kampen Emerging Markets Debt	TA IDEX Van Kampen Emerging Markets Debt
TA IDEX Van Kampen Small Company Growth	TA IDEX Van Kampen Small Company Growth

TRANSAMERICA IDEX MUTUAL FUNDS
AMENDMENT TO INVESTMENT ADVISORY AGREEMENT
THIS AMENDMENT is made as of January 1, 2006 to the Investment Advisory Agreement dated as of June 15, 2004, as amended (the “Agreement”), between Transamerica IDEX Mutual Funds and Transamerica Fund Advisors, Inc. (formerly, AEGON/Transamerica Fund Advisers, Inc.), on behalf of TA IDEX UBS Large Cap Value. In consideration of the mutual covenants contained herein, the parties agree as follows:
Compensation. Any reference to compensation of TA IDEX UBS Large Cap Value is now revised to reflect the following Advisory Fees:
0.82% of the first $200 million of average daily net assets; 0.76% over $200 million up to $400 million; 0.74% over $400 million up to $750 million; 0.71% over $750 million up to $1 billion; 0.67% over $1 billion up to $1.5 billion; and 0.62% in excess of $1.5 billion
Any reference to compensation of TA IDEX Evergreen International Small Cap, TA IDEX Marsico International Growth, TA IDEX Transamerica Short-Term Bond, TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van Kampen Small Company Growth, TA IDEX J.P. Morgan Mid Cap Value and TA IDEX Mercury Large Cap Value remains the same.
In all other respects, the Investment Advisory Agreement dated as of June 15, 2004, as amended, is confirmed and remains in full force and effect.
The parties hereto have caused this amendment to be executed as of January 1, 2006.

TRANSAMERICA FUND ADVISORS, INC.

By:	/s/ T. Gregory Reymann, II

Name:	T. Gregory Reymann, II
Title:	Vice President

TRANSAMERICA IDEX MUTUAL FUNDS

By:	/s/ Glenn E. Brightman

Name:	Glenn E. Brightman
Title:	Vice President

TRANSAMERICA IDEX MUTUAL FUNDS
AMENDMENT TO INVESTMENT ADVISORY AGREEMENT
     THIS AMENDMENT is made as of January 1, 2007 to the Investment Advisory Agreement dated as of June 15, 2004, as amended (the “Agreement”), between Transamerica IDEX Mutual Funds and Transamerica Fund Advisors, Inc. on behalf of TA IDEX Van Kampen Emerging Markets Debt. In consideration of the mutual covenants contained herein, the parties agree as follows:
Compensation. Any reference to compensation of TA IDEX Van Kampen Emerging Markets Debt is now revised to reflect the following Advisory Fees:
0.95% of the first $250 million of average daily net assets; 0.85% over $250 million up to $500 million; and 0.80% in excess of $500 million
Any references to TA IDEX Evergreen International Small Cap, TA IDEX Marsico International Growth, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Small Company Growth, TA IDEX J.P. Morgan Mid Cap Value and TA IDEX BlackRock Large Cap Value remain the same.
In all other respects, the Investment Advisory Agreement dated as of June 15, 2004, as amended, is confirmed and remains in full force and effect.
The parties hereto have caused this amendment to be executed as of January 1, 2007.

TRANSAMERICA FUND ADVISORS, INC.

By:	/s/ John K. Carter

Name:	John K. Carter
Title:	President and Chief Executive Officer

TRANSAMERICA IDEX MUTUAL FUNDS

By:	/s/ Dennis P. Gallagher

Name:	Dennis P. Gallagher
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT C
INVESTMENT SUBADVISORY AGREEMENT
EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC
     This Agreement, dated December 30, 2008 (the “Effective Date”), by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Evergreen Investment Management Company, LLC, a limited liability company organized and existing under the laws of the State of Delaware (referred to herein as the “Subadviser”).
  TAM is the investment adviser to Transamerica Funds, a Delaware Statutory Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Funds”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:
     1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Funds for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.
     2. Subadvisory Services. In its capacity as subadviser to the Funds, the Subadviser shall have the following responsibilities:
(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Funds with respect to such portion of the Funds’ assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Funds’ investment objectives, policies and restrictions, as stated in the Funds’ current Prospectus and Statement of Additional Information. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Funds and what portion of the Allocated Assets will be held in the various securities and other investments in which the Funds invest, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and interpretive guidance issued thereunder by the staff of the Securities and Exchange Commission (the “SEC”) and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Funds referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Funds is limited to that discrete portion of the Funds represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other Subadviser for a portion of the Funds’ assets concerning Funds transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Funds as to deliveries of securities and other investments and payments of cash for the account of the

Funds. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Funds in one or more investment companies.

(b)	The Subadviser will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Funds and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Funds’ portfolio transactions provided herein, provided, however, that such policies and procedures do not limit or prevent the Subadviser’s compliance with its duty of best execution and provided further that the Subadviser shall not be obligated to comply with any such policies and procedures until it has received them. TAM agrees to provide the Subadviser with reasonable advance notice of the adoption of any such policies and procedures.

(c)	The Funds hereby authorize any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Funds which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Funds hereby consent to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Funds, as principals or agents in making purchases or sales of securities or other property for the account of the Funds, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Funds and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Funds from time to time, and will comply with all other provisions of the Governing Documents and the Funds’ then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or Transamerica Funds or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Funds. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Subadviser will review the security valuations of the Allocated Assets on a monthly basis. If the Subadviser believes that the Funds’ carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.
     3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Funds and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.
     4. Allocation of Charges and Expenses. During the term of this Agreement, the Funds will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Funds and the offering of its shares. Without limiting the generality of the foregoing:
(a)	The Funds shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Funds’ portfolio securities; (iii) expenses of organizing the Funds; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Funds’ shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Funds, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it, on its own and not the Funds’ behalf, in the performance of its duties under this Agreement.

     5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:
(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Funds, its funds available, or to become available, for investment, and generally as to the condition of the Funds’ affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Funds’ affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.
     6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Funds, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Funds’ name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the Effective Date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Funds or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Funds, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Funds’ then-current Prospectus or as may be determined by the Board.
     7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Funds shall receive from the Trust or the Funds any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.
     8. Term. This Agreement shall continue in effect with respect to the Funds, unless sooner terminated in accordance with its terms, for two years from its Effective Date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Funds.
     9. Termination. This Agreement may be terminated with respect to the Funds at any time, without penalty, on 15 days’ advance written notice to the Subadviser, by TAM, by the Board or by the shareholders of the Funds acting by vote of at least a majority of its outstanding voting securities. The Subadviser may terminate the Agreements only upon giving 60 days’ advance written notice to TAM and the Funds. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.
     10. Use of Name. If this Agreement is terminated with respect to the Funds and the Subadviser no longer serves as subadviser to the Funds, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name with respect to those Funds or any name misleadingly implying a continuing relationship between the Funds and the Subadviser or any of its affiliates. TAM hereby agrees that the Subadviser may use the names of TAM and the Funds in the Subadviser’s marketing materials and otherwise in connection with its marketing activities.
     11. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Funds, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Funds to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Funds contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.
     12. Meanings of Certain Terms. For the purposes of this Agreement, the Funds’ “net assets” shall be determined as provided in the Funds’ then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.
     13. Notices. Any notice shall be sufficiently given when sent by certified U.S. mail, nationally recognized express delivery service, or facsimile to the parties at the address below:
If to the Trust
Transamerica Funds
570 Carillon Parkway
St. Petersburg, FL 33716
Attn: John K. Carter
Tel: (727) 299-1824
Fax: (727) 299-1832
If to TAM:
Transamerica Asset Management, Inc.
570 Carillon Parkway
St. Petersburg, FL 33716
Attn: John K. Carter
Tel: (727) 299-1824
Fax: (727) 299-1832

If to the Subadviser:
Evergreen Investment Management Company, LLC
401 South Tryon Street, NC0969
Charlotte, NC 28202-1934
Attn: Pam Rose
Tel: (704) 383-4430
Fax: (617) 954-0161
     14. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Funds, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Funds until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of the Funds. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.
     15. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.
     16. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.
[signature page to follow]

     The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples
Title:	Vice President and Chief Investment Officer

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By:	/s/ Pamela J. Rose

Name:	Pamela J. Rose
Title:	Senior Vice President, Managing Director

Schedule A

Fund	Investment Subadvisory Fee*
Transamerica Evergreen Health Care	0.42% of the first $100 million of average daily net assets; 0.40% over $100 million up to $250 million; and 0.35% of average daily net assets in excess of $250 million
Transamerica Evergreen International Small Cap	0.52% of the first $250 million of average daily net assets; 0.50% of average daily net assets in excess of $250 million

*	As a percentage of average daily net assets on an annual basis.